MERCURY U.S. HIGH YIELD FUND, INC.

                      Supplement dated February 9, 2001 to
                       Prospectus dated September 1, 2000

         The following paragraph supplements the information contained in the Prospectus on page 18 under the caption "Account Choices--Pricing of Shares":

         Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Code #MF19112-09-00